UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2019

STERLING CONSOLIDATED CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-183246	45-1840913
(Commission File Number)	(IRS Employer Identification No.)

1105 Green Grove Road, Neptune, NJ	07753
(Address of Principal Executive Offices)	(Zip Code)

732-918-0004

(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 10, 2019, Sterling Consolidated Corp. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with F&S Distributors, Inc. (“F&S”). Pursuant to the Asset Agreement, the total purchase price was $900,000 (nine hundred thousand dollars) and is broken down in cash and stock as follows:

The purchase price for the Purchased Assets (as hereinafter defined), shall be comprised, at Closing of (a) a Three Hundred Thousand and 00/100 ($300,000.00) Dollars cash payment (the “Closing Cash Payment”) plus (b) Five Hundred Thousand Dollars and 00/100 of the Common Stock of Sterling Consolidated Corp. (the “STCC Stock Payment”). Buyer will use the average stock closing price 30 trading days prior to the Closing Date to determine the number of shares issued for the STCC Stock Payment In addition, Buyer shall make a payment in the amount of (i) Fifty Thousand and 00/100 ($50,000.00) Dollars in cash (the “12 Month Cash Payment”) on the date that is twelve (12) months from Closing Date and (ii) Fifty Thousand and 00/100 ($50,000.00) Dollars in cash (the “18 Month Cash Payment”) on the date that is eighteen (18) months from the Closing Date. The Closing Cash Payment, the STCC Stock Payment, the 12 Month Cash Payment and the 18 Month Cash Payment shall collectively be referred to herein as the “Purchase Price.”

The Company has already paid the $300,000 cash down payment and the deal is subject to a State of NJ Bulk Sales Tax Escrow Agreement which ensures tax clearance for F&S prior to the sale becoming final.

Item 7.01	Regulation FD Disclosure.

On January 17, 2019, the Company issued a press release announcing the Asset Purchase. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the websites mentioned in the press release is not a part of this current report on Form 8-K. Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement with F&S.
99.1	Press Release Dated January 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSOLIDATED CORP.

Dated: January 17, 2019	/s/ Scott Chichester
Scott Chichester
Chief Financial Officer